Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 16, 2006 by and among REALTY INCOME CORPORATION (the “Borrower”), each of the financial institutions party hereto and their assignees under Section 13.6 of the Credit Agreement (as defined below)(the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and the other parties thereto.

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 17, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.             Amendment.  Section 10.10, Limitations on Non-Guarantor Subsidiaries, shall be deleted in entirety and replaced with the following:

Limitations on Non-Guarantor Subsidiaries.

The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, with respect to any Subsidiary (including a Taxable REIT Subsidiary) that does not execute a Guaranty pursuant to Section 8.14., (a) permit such Subsidiary to incur any Indebtedness other than Non Recourse Indebtedness and (b) make an Investment in, (i) in the case of such Subsidiaries that are Taxable REIT Subsidiaries (other than Crest Net Lease, Inc.), in an aggregate amount in excess of $50,000,000; provided, however, that the Borrower may make or permit to exist an Investment in Crest Net Lease, Inc. of up to, but not exceeding $150,000,000 and (ii) in the case of such Subsidiaries that are not Taxable REIT Subsidiaries, in an aggregate amount in excess of $50,000,000.

2.             Effectiveness of Amendments and Waivers.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following in form and substance satisfactory to the Agent:

(a)           Counterparts of this Amendment executed by each of the parties hereto; and

(b)           Such other documents and instruments as the Agent may reasonably request.

3.             Representations of the Borrower.  The Borrower represents and warrants to the Agent and the Lenders that:

(a)           Authorization.  The Borrower and each other Loan Party each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each Loan Party and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each of the Borrower and each other Loan Party enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower and each other Loan Party of this Amendment and the performance by the Borrower and each other Loan Party of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approval or violate any Applicable Law relating to any Loan Party or any other Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, certificate of formation or limited partnership, bylaws, partnership agreement, operating agreement or any other organizational documents of any Loan Party or any Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the any Loan Party or any other Subsidiary other than in favor of the Agent for the benefit of the Lenders.

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

4.             Reaffirmation by the Loan Parties.  The Borrower and each other Loan Party hereby repeat and reaffirm all representations and warranties made by such Person to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

5.             Reaffirmation by Guarantors.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty to which it is a party, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

6.             References to the Credit Agreement.  Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

7.             Expenses.  The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and reasonable expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment.

8.             Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

10.           Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

11.           Effective Date.  This Amendment shall not be effective until its execution and delivery by all of the parties hereto whereupon it shall be deemed effective as of the date first written above.

12.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

13            Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

REALTY INCOME CORPORATION

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

GUARANTORS:

REALTY INCOME TEXAS PROPERTIES, INC., a Delaware corporation

By:
	Name:	Michael R. Pfeiffer
	Title:	Secretary

REALTY INCOME TEXAS PROPERTIES, L.P., a Delaware limited partnership

	By:	Realty Income Corporation, a Maryland corporation, its general partner

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

REALTY INCOME PENNSYLVANIA PROPERTIES TRUST, a Maryland Business Trust

By:
	Name:	Michael R. Pfeiffer
	Title:	Secretary

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[Signature Page to First Amendment to Credit Agreement with Realty Income Corporation]

RI CS 1, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

RI CS 2, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

RI CS 3, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

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[Signature Page to First Amendment to Credit Agreement with Realty Income Corporation]

RI GA 1, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

RI TN 1, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

RI TN 2, LLC a Delaware limited liability company

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

By:
	Name:	Michael R. Pfeiffer
	Title:	Executive Vice President, General Counsel

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[Signature Page to First Amendment to Credit Agreement with Realty Income Corporation]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, as a Lender and as Swingline Lender

By:
Name:
Title:

THE BANK OF NEW YORK, as Lender

By:
Name:
Title:

BANK OF AMERICA, NA, as Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

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[Signature Page to First Amendment to Credit Agreement with Realty Income Corporation]

AMSOUTH BANK, as Lender

By:
Name:
Title:

BANK OF MONTREAL, as Lender

By:
Name:
Title:

CHEVY CHASE BANK, F.S.B., as Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title: